SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):    April 1, 2005
                                                            ---------------

                          WaveRider Communications Inc.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                     0-25680                33-0264030
-----------------------------       ------------        ----------------------
(State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)        Identification Number)


         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (416) 502-3200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------=
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02  CHANGE IN DIRECTORS

On April 1, 2005, Mr. Steven H. Grant joined the board of directors of WaveRider Communications Inc.

Grant, Steven H. -- Steve Grant is the General partner in Optima Partners, LLP, a partnership focused on real estate investments, including property development and management. Prior to starting Optima Partners, Mr. Grant was Executive Vice President, Treasurer and Corporate Secretary of Digital Lightwave, Inc., a $100 million, publicly traded, telecommunications equipment company, from 1997 to 2001. With over 20 years of financial management experience, Mr. Grant has held senior management positions in public companies, including Precision Systems, Inc., Silver King Communications, Inc. and Home Shopping Network, Inc. Mr. Grant has a masters in business administration from the University of South Florida and is a former Certified Public Accountant in Florida and Texas.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


WAVERIDER COMMUNICATIONS INC.



By:      /s/ Charles Brown
         --------------------------------------
         Charles Brown, Chief Executive Officer



Date:    April 4, 2005